Exhibit 10.3

TELENAV, INC.

2002 EXECUTIVE STOCK OPTION PLAN

TELENAV, INC.

2002 EXECUTIVE STOCK OPTION PLAN

1. Purpose of the Plan.

The purpose of the TeleNav, Inc. 2002 Executive Stock Option Plan, as amended from time to time, is to retain the Company’s executives Yi-Chung Chao, HaiPing Jin and Robert Rennard (each an “Executive” and collectively the “Executives”) and to provide additional incentives to those Executives to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. The Options offered pursuant to the Plan are a matter of separate inducement and are not in lieu of salary or other compensation.

2. Definitions.

As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

(b) “Board” means the Board of Directors of the Company.

(c) “Change of Control” means (A) the acquisition of fifty percent (50%) or more of the outstanding shares of the Company pursuant to a lawful tender offer validly made by a third party, (B) a merger, consolidation or other reorganization of the Company (other than reincorporation of the Company), if after giving effect to such merger, consolidation, or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation, or other reorganization do not represent a majority in interest of the holders of voting securities (on a fully diluted basis) with the ordinary power to elect directors of the surviving entity after such merger, consolidation or other reorganization, or (C) the sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(f) “Common Stock” means the common stock, $0.001 par value, of the Company.

(g) “Company” means TeleNav, Inc., a Delaware corporation (formerly known as Televigation, Inc.).

(h) “Consultant” means any person who is engaged by the Company to render consulting or advisory services and is compensated for such services, and any Director of the Company, whether compensated for such services or not. If the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include Directors who are not compensated for their services or are paid only a director’s fee. For the avoidance of doubt, the term “Consultant” shall not include an entity or any non-natural person.

(i) “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship with the Company is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or transfers to any subsidiary of the Company, or between a subsidiary and the Company or any successor. A leave of absence shall include sick leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including policies of the Company. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(j) “Director” means a member of the Board of Directors of the Company.

(k) “Employee” means any person, including an Officer or Director, employed by the Company. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment.”

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Exchange Program” means a program under which (i) outstanding Options are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Optionees would have the opportunity to transfer any outstanding Options to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Option is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(n) “Executive(s)” has the meaning set forth in Section 1.

(o) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(p) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(q) “Nonstatutory Stock Option” means an option not intended to qualify as an Incentive Stock Option.

(r) “Notice of Grant” means the notice of stock option grant to be given to each of the Optionees.

(s) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(t) “Option” means a stock option granted pursuant to the Plan.

(u) “Optionee” means an Executive who receives an Option.

(v) “Plan” means the TeleNav, Inc. 2002 Executive Stock Option Plan, as amended from time to time.

(w) “Restatement Effective Date” means March 17, 2009.

(x) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(y) “Section 16(b)” means Section 16(b) of the Exchange Act.

(z) “Securities Act” means the Securities Act of 1933, as amended.

(aa) “Share” means each of the shares of Common Stock subject to an Option, as adjusted in accordance with Section 12 below.

3. Stock Subject to the Plan.

Subject to the provisions of Section 12 of the Plan, the maximum number of shares of Common Stock that may be subject to option and sold under this Plan is 39,685,108 unless amended by the Board or the stockholders of the Company. The Shares may be authorized but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4. Administration of the Plan.

(a) Initial Plan Procedure. Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a Committee appointed by the Board.

(b) Plan Procedure Under the Exchange Act. After the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

(c) Compliance with Section 162(m). If, at any time, awards made under the Plan shall be subject to Section 162(m) of the Code, the Plan shall be administered by a committee comprised solely of “outside directors” (within the meaning of Prop. Treas. Reg. § 1.162- 27(e)(3)) or such other persons as may be permitted from time to time under Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

(d) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value of the Common Stock in accordance with Section 2(o) of the Plan;

(ii) to select the Executives to whom Options may from time to time be granted hereunder;

(iii) to determine whether and to what extent Options are granted hereunder;

(iv) to determine the number of Shares to be granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock has declined since the date the Option was granted;

(vii) to determine the terms and conditions of any, and to institute any Exchange Program;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each award of Options (subject to Section 15 of the Plan); and

(x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

(e) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

5. Eligibility.

(a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

(b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuation of his or her employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

6. Term of Plan.

The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company, as described in Section 18 of the Plan. It shall continue in effect for a term of ten years unless sooner terminated under Section 14 of the Plan.

7. Term of Option.

The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8. Option Exercise Price and Consideration.

(a) The per share exercise price for the Shares to be issued upon exercise of any Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the per Share exercise price shall be no less than one hundred and ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above in accordance with and pursuant to a transaction described in Section 424 of the Code.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (i) cash, (ii) check, or (iii) any combination of those methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. The Optionee shall also deliver a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option.

9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. With respect to Options granted on or after the Restatement Effective Date, unless the Administrator provides otherwise, or except as otherwise required by Applicable Law, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when (i) written notice of such exercise has been given to the Company in accordance with terms of the Option by the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised has been received by the Company and (iii) with respect to Options granted prior to the Restatement Effective Date, an agreement executed by the Optionee pursuant to which the Optionee agrees not to sell or otherwise transfer the Shares with respect to which the Option is exercised or any other securities of the Company held by the Optionee during the one hundred eighty (180) day period following the effective date of the Company’s first firm commitment underwritten public offering of the Company filed under the Securities Act (or such other period, not to exceed 18 days after the expiration of the 180-day period as may be requested by the Company or the managing underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), in a form satisfactory to the Company, has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 hereof.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Employment or Consulting Relationship. Except as otherwise provided in subsections (c) and (d) below, in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant (but not in the event of an Optionee’s change of status from Employee to Consultant (in which case an Employee’s Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option three (3) months and one (1) day following such change of status) or from Consultant to Employee), such Optionee may, within sixty (60) days after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(c) Disability of Optionee. In the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of his or her disability, the Optionee may, but, only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the termination of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of his or her “permanent disability” as such term is defined in Section 22(e)(3) of the Code, the Optionee shall be entitled, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to exercise all Options such Employee or Consultant would have been entitled to exercise had such Employee or Consultant remained employed for two (2) years from the date of such termination. If such disability is not a “permanent disability,” in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three (3) months and one (1) day following such termination. If the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee. In the event of the death of an Optionee, the Optionee’s estate or any person who acquired the right to exercise the Option by bequest or inheritance shall be entitled, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to exercise all Options such Employee or Consultant would have received had such Employee or Consultant remained employed for two (2) years from the date of such termination. All remaining Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after the Optionee’s death, the Optionee’s estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Effect of Change of Control. In the event of a Change of Control, as defined below, fifty percent (50%) of the then unvested Shares shall immediately vest and the remaining unvested Shares shall become fully vested on the earlier of (A) the date the Optionee’s employment is terminated (1) by the Company (or any successor) without cause, or (2) by the Optionee for Good Reason (defined below), or (B) one year following the date of the Change of Control. A “Good Reason” shall be deemed to exist if (i)(A) there is a material adverse change in the Optionee’s position causing such position to be of significantly less stature or of significantly less responsibility, (B) there is a reduction of more than twenty percent (20%) of the Optionee’s base compensation, or (C) the Optionee refuses to relocate to a facility or location that is more than fifty (50) miles from the Company’s current location, and (ii) within the thirty (30) days immediately following such material change, reduction, or refusal the Optionee elects to terminate his employment voluntarily.

(f) Effect of Initial Public Offering. Upon the occurrence of an initial public offering of the Company’s Common Stock, all of the Shares shall become fully vested.

(g) Rule 16b-3. Options granted to a person subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

10. Non-Transferability of Options; Right of First Refusal.

(a) Options may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act.

(b) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Optionee upon the death or disability of the Optionee. Notwithstanding the foregoing, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

All Common Stock acquired pursuant to an Option shall be subject to a right of first refusal in favor of the Company and its stockholders as set forth in the Bylaws of the Company.

11. Reserved.

12. Adjustments Upon Changes in Capitalization or Merger.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price for each share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease as determined by the Administrator. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least 15 days prior to such proposed action. To the extent it has not been previously exercised, the Option shall terminate immediately prior to the consummation of such proposed action.

(c) Merger. In the event of a merger of the Company with or into another corporation, each outstanding Option may be assumed or an equivalent option or right may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, an Option is not assumed or substituted, the Option shall terminate as of the date of the closing of the merger. The Company shall notify each holder of an Option in writing at least twenty (20) days prior to the consummation of a merger of (i) the principal terms of the merger and (ii) whether the merger will constitute a Change of Control, and (iii) whether the Options granted under this Plan will be assumed in the merger. Such holders shall then have the opportunity to exercise any vested Options prior to the merger (including Options entitled to accelerated vesting pursuant to a prospective Change of Control). For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if the holders are offered a choice of consideration, the type of consideration received in the merger is not solely common stock of the successor corporation or its parent). The Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger. Whether the Option is assumed or not, each Optionee shall be entitled to any accelerated vesting which is applicable under Section 9(e), and if the Option is not assumed then any such accelerated vesting shall occur in advance of a Change of Control so that each Optionee has an opportunity to exercise all such Options at least ten (10) business days prior to the closing of the merger.

(d) Compliance with Incentive Stock Option Provisions. Notwithstanding anything to the contrary herein, each adjustment made to an Incentive Stock Option pursuant to this Section 12 shall comply with the rules of Section 424(a) of the Code, and no adjustment shall be made that would cause any Incentive Stock Option to become a Nonstatutory Stock Option.

13. Time of Granting Options.

The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

14. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. Any amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

15. Conditions Upon Issuance of Shares.

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the laws of the United States, including the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

16. Reservation of Shares.

During the term of this Plan, the Company shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by Company counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. Agreements.

Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

18. Stockholder Approval.

Continuance of the Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

19. Information to Optionees.

Beginning on the earlier of the date that the Company relies on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act and the date that the Company is required to deliver information to Optionees pursuant to Rule 701 under the Securities Act, until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, is no longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act or is no longer required to deliver information to Optionees pursuant to Rule 701 under the Securities Act, the Company shall provide to each Optionee the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six (6) months with the financial statements being not more than one hundred and eighty (180) days old and with such information provided either by physical or electronic delivery to the Optionees or by written notice to the Optionees of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. The Company may request that Optionees agree to keep the information to be provided pursuant to this section confidential. If an Optionee does not agree to keep the information to be provided pursuant to this section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act or Rule 701 under the Securities Act.

Approved by the Board as of January 24, 2002.

Approved by the Stockholders as of January 25, 2002.

Amended by the Board as of March 17, 2009.

Amended by the Board as of September 16, 2009.

Approved by the Stockholders as of September 16, 2009.

TeleNav, Inc.

Stock Option Agreement

For

2002 Executive Stock Option Plan

Capitalized terms used without definition in this Stock Option Agreement (the “Option Agreement”) shall have the meanings given such terms in the TeleNav, Inc. 2002 Executive Stock Option Plan, as amended from time to time (the “Plan”).

I. NOTICE OF STOCK OPTION GRANT

Optionee’s Name and Address:

Social Security Number/Tax ID:

You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share

Total Number of Shares Granted

Total Exercise Price

Type of Option	Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date

II. AGREEMENT

TeleNav, Inc., a Delaware corporation (the “Company”), hereby grants to                      (the “Optionee”), an option (the “Option”) to purchase a total of                      (                    ) shares of Common Stock (the “Shares”) of the Company, at the price set forth herein, and in all respects subject to the terms, definitions and provisions of the Plan, which is incorporated herein by this reference. Subject to Section 14(b) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

1. Nature of the Option. The Option is intended to be an incentive stock option (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Administrator or the Company or any employee or director of the Company have any liability to the Optionee (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Option Price. The Option Price is $             for each Share.

3. Vesting and Exercise of Option. The Option shall vest and become exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

(a) Vesting and Right to-Exercise.

(i) The Option shall vest and become exercisable with respect to twenty-five percent (25)% of the Shares subject to the Option on the first anniversary of the Vesting Commencement Date set forth in this Agreement, and one thirty-sixth (1/36) of the remaining Shares subject to the Option each month thereafter, on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), until all of the Shares have vested, subject to the Optionee’s Continuous Employment or Consulting Relationship with the Company. Subject to the provisions of subparagraphs (ii) and (iii) below, the Optionee can exercise any portion of the Option which has vested until the expiration of the Option term.

(ii) In the event of the Optionee’s death, disability or other termination of employment, the exercisability of the Option shall be governed by Sections 9(b), (c) and (d) of the Plan, as the case may be.

(iii) The Option may not be exercised for fractional shares or for less than ten (10) Shares.

(b) Method of Exercise. In order to exercise any portion of this Option, the Optionee shall notify the Company in writing of the election to exercise the Option and the number of shares in respect of which the Option is being exercised, by executing and delivering the Notice of Exercise of Stock Option in the form attached as Exhibit A hereto and such other documents related to the purchased Shares as may be required by the Company. The written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price, together with any applicable tax withholding. The certificate or certificates representing Shares as to which this Option has been exercised shall be registered in the name of the Optionee.

(c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable Federal or state securities law or other law or regulation. Furthermore, the method and manner of payment of the Option Price will be subject to the rules under Part 221 of Title 12 of the Code of Federal Regulations (“Regulation U”) as promulgated by the Federal Reserve Board if such rules apply to the Company at the date of exercise. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation or warranty to the Company at the time of exercise of this Option as in the opinion of legal counsel for the Company may be required by any applicable law or regulation, including the execution and delivery of an appropriate representation statement. Accordingly, the stock certificates for the Shares issued upon exercise of this Option may bear appropriate legends restricting transfer.

4. Lock-Up Period. The Optionee hereby agrees that the Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by the Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

The Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, the Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. The Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5. Non-Transferability of Option.

(a) This Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be transferred in any manner other than by will or by the laws of descent and distribution. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors, guardians and assigns of the Optionee.

(b) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), the Optionee shall not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act of 1933, as amended) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Optionee upon the death or disability of the Optionee. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

6. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a) cash;

(b) certified or bank cashier’s check; or

(c) in the event there exists a public market for the Company’s Common Stock on the date of exercise, by surrender of shares of the Company’s Common Stock, provided that if such shares were acquired upon exercise of an incentive stock option, the Option, must have first satisfied the holding period requirements under Section 422(a)(1) of the Code. In this case payment shall be made as follows:

(i) The Optionee shall deliver to the Secretary of the Company a written notice which shall set forth the portion of the purchase price the Optionee wishes to pay with Common Stock, and the number of shares of such Common Stock the Optionee intends to surrender pursuant to the exercise of this Option, which shall be determined by dividing the aforementioned portion of the purchase price by the average of the last reported bid and asked prices per share of Common Stock of the Company, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by Nasdaq or, in the event the Common Stock is listed on a national securities exchange, or on the Nasdaq National Market (or any successor national market system), the closing price of Common Stock of the Company on such exchange as reported in The Wall Street Journal, for the day on which the notice of exercise is sent or delivered;

(ii) Fractional shares shall be disregarded and the Optionee shall pay in cash an amount equal to such fraction multiplied by the price determined under subparagraph (i) above;

(iii) The written notice shall be accompanied by a duly endorsed blank stock power with respect to the number of Shares set forth in the notice, and the certificate(s) representing said Shares shall be delivered to the Company at its principal offices within three (3) working days from the date of the notice of exercise;

(iv) The Optionee hereby authorizes and directs the Secretary of the Company to transfer so many of the Shares represented by such certificate(s) as are necessary to pay the purchase price in accordance with the provisions herein;

(v) If any such transfer of Shares requires the consent of the California Commissioner of Corporations or of some other agency under the securities laws of any other state, or an opinion of counsel for the Company or the Optionee that such transfer may be effected under applicable Federal and state securities laws, the time periods specified herein shall be extended for such periods as the necessary request for consent to transfer is pending before said Commissioner or other agency, or until counsel renders such an opinion, as the case may be. All parties agree to cooperate in making such request for transfer, or in obtaining such opinion of counsel, and no transfer shall be effected without such consent or opinion if required by law; and

(vi) Notwithstanding any other provision herein, the Optionee shall only be permitted to pay the purchase price with Shares of the Company’s Common Stock owned by him as of the exercise date in the manner and within the time periods allowed under 17 CFR §240.16b-3 promulgated under the Securities Exchange Act of 1934 as such regulation is presently constituted, as it is amended from time to time, and as it is interpreted now or hereafter by the Securities and Exchange Commission.

The Optionee may elect to pay the exercise price by authorizing a third party to sell Shares subject to this Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

7. Adjustments Upon Changes in Capitalization or Merger. The number of Shares covered by this Option shall be adjusted in accordance with the provisions of Section 12 of the Plan in the event of changes in the capitalization or organization of the Company, or if the Company is a party to a merger or other corporate reorganization.

8. Term of Option. This Option may not be exercised more than ten years from the Vesting Commencement Date set forth in the signature page of this Agreement, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

9. Reserved.

10. Not Employment Contract. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right with respect to continuation of employment or consultancy by the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause, subject to the provisions of applicable law. This is not an employment contract.

11. Tax Obligations.

(a) Tax Withholding. The Optionee agrees to make appropriate arrangements with the Company for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. The Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the incentive stock option on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that the Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the exercise of this Option, or a disqualifying disposition of the shares acquired upon exercise of an incentive stock option, the Optionee agrees to pay the Company the amount of such deficiency in cash within five (5) days, after receiving a written demand from the Company to do so, whether or not the Optionee is an employee or consultant of the Company at that time.

(c) Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by the Optionee prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Optionee. The Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. The Optionee agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, the Optionee shall be solely responsible for Optionee’s costs related to such a determination.

(d) After the effective date of the first registration statement filed by the Company pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at such time as the Optionee is required to pay to the Company an amount with respect to tax withholding obligations as set forth in paragraph (a) or (b), the Optionee may elect prior to the date the amount of such withholding tax is determined to make such payment, or such increased payment as the Optionee elects to make up to the maximum federal, state and local marginal tax rates (including any related FICA obligation) applicable to the Optionee and the particular transaction in accordance with the provisions of Section 9(g) of the Plan.

(e) Any adverse consequences incurred by an Optionee with respect to the use of shares of Common stock to pay any of the Option Price or of any tax in connection with the exercise of an Option, including, without limitation, any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code shall be the sole responsibility of the Optionee.

TeleNav, Inc.

/s/
HaiPing Jin, President and Chief Executive Officer

Receipt

The Optionee acknowledges receipt of a copy of the Plan, the Option Agreement and the exhibits referred to therein, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.

Please check one of the following:

☐ I have a spouse and my spouse has signed the Consent of Spouse below.

☐ I do not have a spouse.

Dated	/s/
Name:

Consent of Spouse

I,                     , spouse of                      who executed the foregoing Option Agreement, hereby agree that my spouse’s interest in the shares of Common Stock subject to said Option Agreement shall be irrevocably bound by the Option Agreement’s terms. I further agree that my community property interest in such shares, if any, shall similarly be bound by said Option Agreement and that such consent is binding upon my executors, administrators, heirs and assigns. I agree to execute and deliver such documents as may be necessary to carry out the intent of said Option Agreement and this consent.

Dated	/s/
Name:

Exhibit A

Notice of Exercise of Stock Option

TO:	TeleNav, Inc.
265 Santa Ana Court
Sunnyvale, CA 94086

ATTN.:	President

SUBJECT:	Notice of Exercise of Stock Option

With respect to the stock option granted to the undersigned on Stock of TeleNav, Inc., this is official notice that the undersigned hereby elects to exercise such option to purchase shares as follows:

Number of Shares:

Date of Purchase:

Mode of Payment:
(Certified Check, Cash, Other Consideration as permitted by the terms of the Option Agreement)

The shares should be issued as follows:

Name:

Address:

Social Security Number:

Dated:
[Name]